                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               KMG Chemicals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               KMG CHEMICALS, INC.
                             10611 HARWIN, SUITE 402
                              HOUSTON, TEXAS 77036

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

         The Annual Meeting of Shareholders of KMG Chemicals, Inc., a Texas corporation (the "Company"), will be held at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024 on November 26, 2001 at 10:00 a.m.:

         1. To elect six (6) directors to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified;

         2. To ratify the appointment of Deloitte & Touche LLP as independent accountants and auditors for the Company for fiscal year 2002; and

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Shareholders of record at the close of business on October 15, 2001 are entitled to notice of and to vote at this Annual Meeting of Shareholders or any adjournment or postponement thereof.

         All shareholders are cordially invited and urged to attend the Annual Meeting of Shareholders in person. EVEN IF YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ADDRESSED ENVELOPE. A return of a blank proxy will be deemed a vote in favor of the proposals contained in the Proxy Statement. If you attend, you may vote in person if you wish, even though you have sent in your proxy.

                                   By Order of the Board of Directors,

                                   /s/ Fred C. Leonard III
                                   -----------------------------------
                                   Fred C. Leonard III, Secretary
                                   October 31, 2001

                               KMG CHEMICALS, INC.
                             10611 HARWIN, SUITE 402
                              HOUSTON, TEXAS 77036

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders of KMG Chemicals, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on November 26, 2001, at 10:00 a.m., at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024, and any adjournment or postponement thereof.

         The matters to be considered and acted upon at the Annual Meeting are described in the foregoing Notice of Annual Meeting and this Proxy Statement. This Proxy Statement and the related form of proxy are being mailed on or about November 2, 2001 to all shareholders of record as of October 15, 2001 (the "Record Date"). Shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented by proxies will be voted as described in this Proxy Statement or as otherwise specified by a shareholder. With respect to the election of directors, a shareholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the shareholder in the appropriate area. With respect to the other proposals contained in this Proxy Statement, a shareholder may, by checking the appropriate box on the proxy: (i) vote for the proposal; (ii) vote against the proposal; or (iii) abstain from voting on the proposal. The form of proxy is attached to this Proxy Statement as Appendix A.

         Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company, (ii) executing and delivering a proxy bearing a later date or (iii) appearing at the Annual Meeting and voting in person.

         If the proxy in the accompanying form is properly executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions thereon. If no instructions are given on the matters to be acted upon, the shares represented by the proxy will be voted: (i) for election of the directors nominated herein; (ii) for the ratification of the appointment of Deloitte & Touche LLP as independent accountants and auditors for the Company for fiscal year 2002; and (iii) in the discretion of the proxy holders as to any business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

                                  VOTING RIGHTS

         Only holders of record of outstanding shares of Common Stock at the close of business on the Record Date are entitled to one vote for each share held on all matters coming before the Annual Meeting or any adjournment or postponement thereof. There were 7,512,981 shares of Common Stock outstanding and entitled to vote on the Record Date.

                               VOTING REQUIREMENTS

         To be elected, each director must receive the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock entitled to vote and represented at the Annual Meeting in person or by proxy. To ratify the appointment of Deloitte & Touche LLP as independent accountants and auditors for the Company, the affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote and represented at the Annual Meeting in person or by proxy is required.


                              ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

         The nominees for directors are the current directors. Each director of the Company will serve until the next annual meeting of shareholders or until his successor is elected and qualified. Set forth below is a description of the backgrounds of the nominees for director.

         DAVID L. HATCHER, age 58, has served as a director and President of the Company since its acquisition of KMG-Bernuth, Inc. ("KMG") in October 1996. Mr. Hatcher has also served as a director and President of KMG since 1985. Mr. Hatcher has worked in the wood treating industry since 1980 for predecessors and affiliates of KMG in various capacities, including engineer, general manager and President. Mr. Hatcher is an officer and director of KMG de Mexico, S.A. de C.V., KMG's subsidiary. He is also serves as a director of Sterling Bancshares, Inc., a public company that is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

         BOBBY D. GODFREY, age 62, has served as a director and Vice President of the Company since its acquisition of KMG in October 1996. Mr. Godfrey has also served as a director and Vice President of KMG since 1985.

         CHARLES M. NEFF, JR., age 55, has served as a director of the Company since its acquisition of KMG in October 1996. Mr. Neff also served as a director of KMG from 1991 until 1997 and served as Treasurer of KMG from 1993 until 1997. Mr. Neff served as the Chief Executive Officer and President of Houston National Bank, N.A. from 1988 to 1998 and is currently a director and Chief Executive Officer of Sterling Bank-Bayou Bend, President of National Health Capital, Ltd.

         FRED C. LEONARD III, age 56, has served as a director and Secretary of the Company since its acquisition of KMG in October 1996. Mr. Leonard also served as a director of KMG from 1992 until 1997 and served as the Secretary of KMG since 1993. Mr. Leonard has served as the Chairman of the Board, Chief Executive Officer and President of Valves Incorporated of Texas, Inc., a manufacturing company located in Houston, Texas since 1972. Mr. Leonard also currently serves as the Chairman of the Board and Treasurer of Agrimpex, Inc., a company that acts as a manufacturers' representative promoting sales of equipment and services in Turkey, and as Secretary of North Star Tours, Inc., a travel agency specializing in tours to Turkey.

         GEORGE W. GILMAN, age 59, has served as a director of the Company since its acquisition of KMG in October 1996 and also served as a director of KMG from 1995 until 1997. Mr. Gilman has served as the Chief Executive Officer, President and as a director of Commerce Securities Corporation, a National Association of Securities Dealers, Inc. member firm, since 1982. He practiced law with the law firm of George Gilman, P.C. from 1986 to 1998 and since 1998 has practiced with the law firm of Wilbanks and Gilman, P.C.

         RICHARD L. URBANOWSKI, age 65, has served as a director of the Company since August 2000. Mr. Urbanowski retired in 1998 as President and Chief Operating Officer of ISK Biosciences Corporation, a specialty chemicals company selling crop protection chemicals and wood preservative products. Mr.

Urbanowski began his career with Diamond Alkali Company where he held various positions in research and development, engineering, operations, production and sales. He is currently a member of the CoAg Advisory Council for the College of Agriculture at Auburn University.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR.

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held five meetings in fiscal 2001. The Board of Directors has two standing committees, an Audit Committee and a Compensation Committee. The Audit Committee is composed entirely of non-employee directors.

         The members of the Audit Committee in fiscal 2001 were of Messrs. Leonard, Neff and Gilman. The Audit Committee advises the Board from time to time with respect to internal controls, systems and procedures, accounting policies and other significant aspects of the financial management of the Company. The Audit Committee also reviews with the Company's independent public accounting firm its audit procedures and other significant aspects of the annual audit made by the independent public accounting firm. The Audit Committee met two times during fiscal 2001. A copy of the charter of the Audit Committee is attached to this Proxy Statement as Appendix B.

         The Compensation Committee is composed of Messrs. Leonard, Neff, Urbanowski and Hatcher. The Compensation Committee makes recommendations to the Board of Directors regarding compensation for the Company's executive officers, directors, employees and agents. During fiscal 2001, the Compensation Committee held one meeting.

COMPENSATION OF DIRECTORS

         Each director, including directors who were employees of the Company, received a fee in fiscal 2001 for attending regular meetings of the Board of Directors of $1,500. Directors are reimbursed for out-of-pocket expenses incurred in attending meetings and for other expenses incurred in performing in their capacity as directors. During fiscal 2000 the Board of Directors of the Company held four regular meetings and one special meeting. In fiscal 2000, non-employee directors were each granted fully vested options to purchase Common Stock. Options were granted in November 2000 to each of the four non-employee directors. After adjustment to account for the Company's stock dividend in March 2001, those options allow non-employee directors to acquire 11,000 shares of Common Stock (44,000 shares total) at an exercise price of $3.46 per share.

MANAGEMENT

         Set forth below is a description of the backgrounds of certain significant employees of the Company and KMG in addition to Messrs. Hatcher and Godfrey, directors whose backgrounds are described above.

         THOMAS H. MITCHELL, age 57, has served as KMG's Vice President since 1994. Mr. Mitchell has been employed by KMG since 1988 in various capacities, including general sales manager and since July, 1998, General Manager.

         JOHN V. SOBCHAK, age 41, was employed in 2001 as the Chief Financial Officer of the Company. Prior to his employment with the Company, Mr. Sobchak was the CFO of Novistar, Inc., a joint venture between Torch Energy Advisors, Inc. and Oracle Corporation. He also served from 1988 to 1997 as treasurer of Mesa, Inc, a publicly traded oil and gas company.

EXECUTIVE COMPENSATION

         The following table sets forth the cash and non-cash compensation paid to the Company's chief executive officer, its other most highly compensated executive officer and an executive officer of a subsidiary for the fiscal years ended July 31, 2001, 2000 and 1999. None of the Company's other officers or directors received cash or non-cash compensation in excess of $100,000 for the fiscal year ended July 31, 2001.


                           SUMMARY COMPENSATION TABLE


--------------------------------------------------------------------------------------------------------
                                                                         SHARES
                                                     ANNUAL             UNDERLYING
NAME AND                         FISCAL          COMPENSATION (1)        OPTIONS       ALL OTHER
PRINCIPAL POSITION                YEAR          SALARY     BONUS         GRANTED      COMPENSATION (2)
--------------------------------------------------------------------------------------------------------
David L. Hatcher..............    2001         276,000     110,054                         17,266
President                         2000         276,500     183,223                         22,367
                                  1999         276,350     181,363                         22,017
--------------------------------------------------------------------------------------------------------
Bobby D. Godfrey..............    2001         122,555                                      3,596
Vice President                    2000         105,413       6,250                          3,673
                                  1999          82,750       6,000                          3,308
--------------------------------------------------------------------------------------------------------
John V. Sobchak...............    2001          15,417                     50,000
Chief Financial Officer
--------------------------------------------------------------------------------------------------------
Thomas H. Mitchell............    2001         125,532      39,957        100,000           5,441
Vice President (KMG only)         2000         125,000      63,993          5,000           5,370
                                  1999         125,000      63,171         15,000           5,027
--------------------------------------------------------------------------------------------------------


         (1) Salary includes directors' fees paid to each of Mr. Hatcher and Mr. Godfrey for serving as directors of the Company and KMG.

         (2) Includes payments made by the Company under its 401(k) Profit Sharing Plan and for David L. Hatcher the economic benefit of premiums paid by the Company under a split dollar life insurance agreement. In fiscal 2001, the economic benefit of the split dollar agreement for Mr. Hatcher was $11,296.

                   EMPLOYEE OPTION GRANTS IN FISCAL YEAR 2001

------------------------------------------------------------------------------------------------------------
                                                       PERCENT OF
                                  SHARES OF COMMON        TOTAL       EXERCISE
                                  STOCK UNDERLYING     GRANTED TO      PRICE      EXPIRATION     VALUE OF
NAME                              OPTIONS GRANTED       EMPLOYEES      ($/SH)        DATE        OPTIONS (2)
------------------------------------------------------------------------------------------------------------
Thomas H. Mitchell...........         100,000             66.7%         3.44          (1)        $176,715
------------------------------------------------------------------------------------------------------------
John V. Sobchak..............          50,000             33.3%         3.58          (1)         $92,234
------------------------------------------------------------------------------------------------------------

         (1) Options expire ten years after becoming vested. Vesting is twenty percent of the total shares per year except that vesting for options for 25,000 shares for Mr. Sobchak is ten percent per year. The vesting period begins on the date of grant, July 11, 2001 for the options to Mr. Mitchell and June 26, 2001 for the options to Mr. Sobchak.

         (2) Pursuant to the rules of the Securities and Exchange Commission, the Company has elected to provide a grant date present value for these option grants determined by a Black-Scholes pricing model. The assumptions utilized in this model include: an expected volatility of 54% (derived by using daily closing 1.04%, an interest rate of 4.8% (the rate on a bond equivalent yield with a maturity date of 7 years from the grant date), and an expected time of exercise of six years from grant date. The Company does not believe that the values estimated by the Black-Scholes model, or any other model, will necessarily be indicative of the values to be realized by an executive.

    AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2001 AND FISCAL YEAR-END VALUES

--------------------------------------------------------------------------------------------------------
                                                                                         VALUE OF
                                                                   NUMBER OF           UNEXERCISED
                                                                  UNEXERCISED          IN-THE-MONEY
                                                                 OPTIONS FY01:           OPTIONS:
                                       SHARES ACQUIRED ON      (#) EXERCISABLE/      ($) EXERCISABLE/
NAME                                      EXERCISE (#)           UNEXERCISABLE        UNEXERCISABLE
--------------------------------------------------------------------------------------------------------
Bobby D. Godfrey...................            0                    1,100/0               $0/$0
--------------------------------------------------------------------------------------------------------
Thomas H. Mitchell.................            0                63,988/114,300         $139,483/$0

--------------------------------------------------------------------------------------------------------
John V. Sobchak....................            0                   0/50,000               $0/$0

--------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of September 30, 2001 with regard to the beneficial ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of its outstanding Common Stock, (ii) the executive officers and directors of the Company individually and (iii) the officers and directors of the Company as a group. All addresses are in care of the Company, 10611 Harwin Drive, Suite 402, Houston, Texas 77036.


------------------------------------------------------------------------------------------------
                                                                     NUMBER OF
NAME                                                                SHARES OWNED       PERCENT
------------------------------------------------------------------------------------------------
David L. Hatcher (3)......................................            5,382,303          71.7
Bobby D. Godfrey (1)......................................              457,146           6.1
Fred C. Leonard III (1) (2)...............................            1,060,950          14.1
George W. Gilman (1) (2)..................................              126,384           1.7
Charles M. Neff, Jr.(1)...................................               42,603             *
Richard L. Urbanowski.....................................               11,000             *
Thomas H. Mitchell (KMG executive officer)(1).............               65,638             *
John V. Sobchak...........................................                    0             *
Directors and executive officers as a group
(7 persons) ..............................................            7,146,024          93.8
------------------------------------------------------------------------------------------------

         * less than 1%

         (1) The ownership shown in the table includes shares of Common Stock that may be acquired within 60 days on the exercise of outstanding stock options under the Company's 1996 Stock Option Plan as follows: Mr. Godfrey - 1,100 shares, Mr. Leonard - 12,100 shares, Mr. Gilman - 12,100 shares, Mr. Neff
- 12,100 shares, Mr. Urbanowski 11,000 shares, and Mr. Mitchell - 65,638 shares; and for the entire group, 114,038 shares.

         (2) Includes shares held by Valves Incorporated of Texas, Inc., a company in which Mr. Leonard is an officer and a principal shareholder.

         (3) Includes shares held by Commerce Securities, Inc., a company in which Mr. Gilman is an officer, director and, indirectly, a significant shareholder.

EMPLOYMENT, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

         In June and July 2001, the Company entered into employment agreements with Thomas H. Mitchell and John V. Sobchak. Mr. Mitchell's agreement has an initial three-year term and Mr. Sobchak's agreement has an initial one-year term. Each agreement automatically extends for additional one-year periods at the end of the initial term or any renewal term unless the Company gives at least 60 days prior notice of nonrenewal. If the Company terminates the executive's employment (other than for cause or due to death or disability) or if the executive voluntarily terminates his employment for good reason, the Company must pay the executive a termination payment equal to a multiple of his then annual base salary. For Mr. Mitchell the multiple is three times his then annual base salary and for Mr. Sobchak it is two times. In addition, Mr. Mitchell also would be paid the benefit provided for under the Company's supplemental executive retirement plan. If the termination by the Company or the voluntary resignation for good reason was within one year of a Change of Control, options to acquire Common Stock held by each executive fully vest and the benefit payable to Mr. Mitchell under the supplemental executive retirement plan would be paid in a lump sum. If Mr. Mitchell dies while employed by the Company, his beneficiary will be paid a lump sum payment of $500,000. A "good reason" includes demotion, relocation or an uncured breach of the employment agreement by the Company and a "Change of Control" includes the acquisition by any individual or group of beneficial ownership of more than 50% of the then outstanding Common Stock or certain business combination transactions.

         Mr. Bobby Godfrey entered into an employment agreement with the Company in February 1998 having a term of seven years and containing a covenant not to compete. If the agreement terminates because of the death or disability of the executive, he would be paid an amount equal to indebtedness then owing by him to the Company. As of the end of fiscal 2001, the amount of that indebtedness was $116,781. The agreement does not include provisions regarding Change of Control.

         In June 2001 the Company adopted a supplemental executive retirement plan. Only persons specifically designated by the Company may be participants in the plan. As of the end of fiscal 2001, there were no participants in the plan, but in August 2001, Thomas H. Mitchell was designated as a participant. The plan is unfunded and amounts payable to participants are general obligations of the Company. The plan provides that a participant will be paid a supplemental retirement benefit for 10 years equal to a percentage of the participant's three-year average base salary at normal retirement. Mr. Mitchell's benefit percentage was established under the plan to pay 56% of his three-year average base salary at normal retirement prior to reductions. The benefit payable to participants is reduced by the equivalent actuarial value of Company's other pension plan payments to the participant, if any, the Company's 401(k) plan and one-half of social security benefits. Normal retirement is the earlier of age 65 and completion of 10 years credited service or age 60 with 30 years credited service.

TRANSACTIONS WITH EXECUTIVE OFFICERS, DIRECTORS AND OTHERS

         In October 2000, the Company purchased 180,000 shares of the Common Stock of the Company from Mr. Hatcher at a price of $5.00 per share. The per share purchase price was established by the Board of Directors on August 29, 2000 when it approved the purchase and was based on the then current price of the Common Stock. Of the total purchase price of $900 thousand, Mr. Hatcher used $674 thousand of the proceeds to purchase the Company's interest in a participation loan by Sterling Bank to National Health Capital, Ltd. ("NHC"), to purchase a second loan to NHC and to repay loans made to him by the Company in fiscal 1998 and 1992.

         In August 1998, the Company purchased for $200 thousand a participation in a loan by Sterling Bank to NHC, a limited partnership engaged in purchasing medical receivables. In November 1998, the Company made a further loan of $200 thousand to NHC. At the time of these transactions, Messrs. Hatcher, Neff and Gilman were directors of the general partner of NHC, Messrs. Hatcher and Neff each 8% limited partners in NHC and Mr. Neff was president of NHC. NHC ceased operations in 1999 and is now in the process of recovering on its assets and winding up its business. The Company agreed that beginning in January 1999 the participation loan and second loan would bear no interest. The participation loan was partially guaranteed by Mr. Neff and both the participation loan and the second loan were guaranteed by Mr. Hatcher. In October 2000, Mr. Hatcher purchased both the participation and the second loan made to NHC from the Company for their then outstanding balance of $241 thousand. The Company released Mr. Hatcher on his guaranty of the two loans.

         The Company loaned $200 thousand to David L. Hatcher in fiscal 1998. That indebtedness was renewed, extended and modified. In October 2000, Mr. Hatcher paid in full the interest and principal of $207 thousand then owing on the indebtedness. The Company also loaned $218 thousand to Mr. Hatcher in fiscal 1992. Mr. Hatcher repaid in full the interest and principal of $226 thousand then owing on the indebtedness in October 2000.

         In February 1998, the split dollar insurance agreement between the Company and Mr. Godfrey was terminated. The Company released the collateral assignment of the insurance policy bought under the plan on Mr. Godfrey and he signed a non interest bearing promissory note payable to the Company for $170,900, the amount of insurance premiums paid on behalf of Mr. Godfrey by the Company under the split dollar insurance plan. The amount owing on the promissory note was $116,781 and $150,961 as of the end of fiscal 2001 and 2000, respectively.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee consists of two directors who are independent and one director who is not independent under the standards of The Nasdaq Stock Market, Inc. Fred C. Leonard III is not independent under those standards because he also is the Secretary of the Company. The Board of Directors has requested that he serve as a member of the Audit Committee because it has determined that his service is required by the best interests of the Company and its shareholders on an interim basis pending a reorganization of the Audit Committee into a committee of only independent members. The Audit Committee operates under a written charter approved by the Board of Directors, a copy of which is attached as Appendix A. As described more fully in its charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2001, the Committee met two times.

         The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended July 30, 2001, with the independent auditors. Management has the responsibility for the preparation, presentation and integrity of the Company's financial statements and the independent auditors have the responsibility for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         The Audit Committee discussed and reviewed with the independent auditors all communications required by accounting principles generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

         In discharging its oversight responsibility with respect to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also discussed with the auditors any relationship that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's responsibilities, budget and staffing.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its report on Form 10-K for the fiscal year ended July 31, 2001, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent accountants and auditors and the Board concurred in such recommendation.

                                      Audit Committee:

                                      Fred C. Leonard III
                                      George W. Gilman
                                      Charles M. Neff, Jr.

         This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

PRINCIPAL ACCOUNTING FIRM FEES

         The aggregate fees billed by the Company's independent accountants and auditors, Deloitte & Touche LLP, for professional services rendered for the audit of the company's annual financial statements for fiscal year 2001 and for the reviews of financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $69,348. The Company did not pay any fees to its auditors during the fiscal 2001 for financial information systems design and implementation fees. The Company paid $58,163 to its auditors for all other fees, which includes fees for tax preparation and consulting and other non-audit services. The Audit Committee has considered whether the provision of the services included in other fees is compatible with maintaining the independence of the Company's accountants and auditors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, the Company knows of no failure in Section 16(a) beneficial ownership reporting compliance except that due to inadvertence Form 5 was filed late by directors and executive officers and two directors failed to report certain transactions. Mr. Neff did not timely report small purchases in his individual retirement account. Mr. Gilman did not timely report a purchase in 1998 by a related trust or purchases in 1997 and 1998 by a corporation of which he is an officer and director. Messrs. Neff and Gilman have now reported these transactions in Form 5.

                       PROPOSAL TO RATIFY THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Deloitte & Touche LLP as independent accountants and auditors to conduct the annual audit of the Company's accounts for fiscal year 2002. Although action by the shareholders in this matter is not required, the Board of Directors believes that it is appropriate to seek shareholder ratification of this appointment in light of the important role played by the independent auditors in maintaining the integrity of the Company's financial controls and reporting. If ratification of the appointment is not approved, the Board of Directors will reconsider the appointment.


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

         Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire. They will be available to respond to appropriate questions from shareholders at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS AND AUDITORS.


                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Any shareholder who intends to present a proposal at the 2002 Annual Meeting of Shareholders must file such proposal with the Company by June 28, 2002, for possible inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                        ADDITIONAL FINANCIAL INFORMATION

         A copy of the Company's annual report on Form 10-K, including any financial statements, schedules and exhibits thereto, may be obtained without charge by written request to John V. Sobchak, Chief Financial Officer, KMG Chemicals, Inc., 10611 Harwin, Suite 402, Houston, Texas 77036.

                                  OTHER MATTERS

         The Board of Directors knows of no matters other than those stated above which are to be brought before the Annual Meeting. However, if any such other matters should be presented for consideration and voting, the persons named in the proxy to vote thereon will do so in accordance with their judgment.

By Order of the Board of Directors,

/s/ Fred C. Leonard III

Fred C. Leonard III
Secretary


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

                                          KMG CHEMICALS, INC.
                            10611 HARWIN, SUITE 402, HOUSTON, TEXAS 77036

                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


       The undersigned hereby appoints David L. Hatcher as proxy with power of substitution to vote all shares of KMG Chemicals,
Inc. (the "Company") which the undersigned is entitled to vote at an Annual Meeting of Shareholders on November 26, 2001, at the
Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024, or any adjournment or postponement thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying
Proxy Statement and, in his discretion, on other matters which come before such meeting.

       1.     To elect six directors to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified.

               / / FOR the nominees listed below           / / WITHHOLD AUTHORITY to          / / FOR ALL NOMINEES EXCEPT:
                                                      vote for all nominees listed below

              INSTRUCTIONS: To withhold authority to vote for (an) any individual(s), choose the third box and write in the name of the nominee(s) on this line


              ---------------------------------------------------------------------------------------------------------------------
                 Nominees: David L. Hatcher, Bobby D. Godfrey, Fred C. Leonard III, George W. Gilman, Charles M. Neff, Jr.,
                           Richard L. Urbanowski

       2.     To ratify the appointment of Deloitte & Touche LLP as independent accountants and auditors for the Company for fiscal year 2001; and

                                   FOR   / /                     AGAINST   / /                     ABSTAIN   / /

       3.     To transact such other business as may properly come before the meeting or any adjournment thereof.


       This proxy will be voted in accordance with shareholder specifications.  Unless directed to the contrary, this proxy will be voted FOR each proposal and in his discretion for any other matters coming before the meeting.  A majority (or if only one, then that one) of the proxies or substitutes acting at the meeting may exercise the powers conferred herein.  Receipt of accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.

Date: ___________________, 2001
                                                                                ---------------------------------------------------
                                                                                                   (Signature)


                                                                                ---------------------------------------------------


                                                                                ---------------------------------------------------
                                                                                              (Please print your name)

                                                                                (PLEASE SIGN NAME AS FULLY AND EXACTLY AS IT
                                                                                APPEARS OPPOSITE. When signing in a fiduciary or
                                                                                representative capacity, please give full title as
                                                                                such. When more than one owner, each owner should
                                                                                sign. Proxies executed by a corporation should be
                                                                                signed in full corporate name by duly authorized
                                                                                officer.)

                       PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY AT THE ADDRESS STATED ABOVE.


                               KMG CHEMICALS, INC.
                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE

                                NOVEMBER 21, 2000


1.       PURPOSE

         1.1 The Audit Committee is authorized by the Board of Directors of KMG Chemicals, Inc. (referred to in this charter as the "Company") to provide a direct contact between the independent public accounting firm and the financial management of the Company in order to assist the Directors in satisfying their fiduciary obligations to the Company's shareholders. Furthermore, the Audit committee will assist the Board of Directors in performing its oversight responsibilities related to corporate accounting, financial reporting practices, the quality and integrity of financial reports as well as compliance with policies and procedures, and compliance of the Company's financial statements and internal controls with Federal and State securities regulatory requirements and business ethics, and to evaluate the Company's system of internal controls, the internal audit function, and other related areas.

         1.2 The Audit Committee's practices and procedures are intended to comply with the requirements of Nasdaq's Audit Committee Listing Standards as approved by the SEC on December 14, 1999 ("Audit Committee Requirements").

         1.3 The Audit Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee and the Board of Directors recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Accordingly, the Audit Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

2.       MEMBERSHIP

         2.1 The Audit Committee will be appointed annually by the Board of Directors and will be comprised of not less than three qualified outside directors. An outside Director is an individual who was neither an officer nor employee of the Company or any affiliate.

         2.2 Each Member shall be an independent outside Director as defined in the Audit Committee Requirements except that one Director who is not independent and who is not a current employee or an immediate family member of such employee may be appointed to the Board of Directors if it, under exceptional and unusual circumstances, determines that membership on the Audit Committee by the individual is required in the best interests of the Company and its shareholders and the Board of Directors discloses in its next annual proxy statement subsequent to that determination the nature of the relationship and the reasons for that determination. No Member of the Audit Committee shall be an active or retired employee of the Company. The Members shall be independent of the management of the Company as well as free from material relationships; personal, financial, or otherwise that, in the opinion of the Board of Directors, would interfere with their independent judgment as an Audit Committee Member.

         2.3 Based on the SEC approved amendments to Nasdaq's independent director and audit committee listing standards, a director will not be considered "independent" if, among other things, he or she has:

                  (a) been employed by the corporation or its affiliates in the current or past three years;

                  (b) accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or nondiscretionary compensation);

                  (c) An immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

                  (d) been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

                  (e) been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         2.4 Each Member of the Audit Committee will have a working knowledge of basic finance and accounting practices and at least one member must have accounting or related financial management expertise.


3.       GENERAL RESPONSIBILITIES

         3.1 The Audit Committee will provide reasonable assurance to the Board of Directors that the financial affairs of the Company are properly conducted, supervised and reported.

         3.2 The Audit Committee will maintain free and open communication with the Board of Directors, independent auditors, the internal audit manager, legal counsel, financial management, and, as necessary, Federal and State securities regulatory authorities.

         3.3 Hold regular meetings of the Audit Committee in order to review and discuss those specific matters regarding the Company's financial reporting, regulatory compliance, internal controls and other related practices, procedures and policies with respect to which the Audit Committee has oversight responsibility.

         3.4 Maintain minutes of all Audit Committee meetings regarding the results of discussions concerning the topics set forth in the agenda and other business items addressed. Report any matters that are deemed to warrant attention to the Board of Directors.

         3.5 Evaluate whether the Board of Directors has committed sufficient financial resources to the Audit Committee to enable it to satisfy its responsibilities, including the engagement of special counsel when necessary.

         3.6 Discuss with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies, and, if necessary, retain outside counsel for their assistance.

4.       RESPONSIBILITIES AND AUTHORITY - INDEPENDENT ACCOUNTANT OVERSIGHT

         4.1 Recommend to the Board of Directors the independent public accounting firm to perform the annual audit of the Company's financial statements and to issue any management letters regarding the Company's internal controls or that may otherwise be required by applicable law.

         4.2 The Audit Committee will review and assess any fees paid to the independent public accountants as well as review and recommend to the Board of Directors for approval the dismissal of the independent public accounting firm. The Audit Committee will ascertain that the external auditor is aware that they are ultimately accountable to the Board of Directors and the Audit Committee.

         4.3 Obtain an appropriate written representation annually from the independent public accounting firm assuring their independence associated with the financial engagement as well as other management consulting services that may be provided to the Company. In the event that relationships may exist which might have an impact on its independence and objectivity, the public accounting firm will disclose this information to the Audit Committee such that the appropriate action is taken to ensure their independence is maintained.

         4.4 Meet with the independent public accounting firm and Company management prior to commencement of the annual audit to review the audit scope; the procedural plans to be used; the audit report anticipated to be issued; the audit timing; and the proposed audit fee. The Audit committee may require the independent public accountants to conduct a SAS71 Interim Financial Review prior to the filing of each quarterly report to shareholders (Form 10-Q).

         4.5 A letter should be obtained from the independent public accounting firm concerning any significant weaknesses or deficiencies with internal controls that are discovered during the financial engagement.

         4.6 The committee should discuss with management and the independent public accounting firm the substance of any significant issues raised by counsel concerning litigation, contingencies or other claims, and how such matters affect the financial statements.

         4.7 Review, consider and monitor practices, procedures and policies related to the Company's financial and regulatory reporting responsibilities including, but not limited to, the following:

                  (a) Compliance with GAAP and SEC reporting requirements, including representations and disclosures made in annual and quarterly reports, proxy statements and all other required filings.

                  (b) Review with management and the independent public accounting firm their assessment of the adequacy of the Company's internal control system, and the resolution of identified material weaknesses and reportable conditions in internal controls.

                  (c) Evaluate the performance of the independent public accounting firm and its professional relationship with the Company.

                  (d) Review the audit opinion and audited financial statements with the independent public accounting firm before the report is finalized; obtain the independent public accountant's evaluation of the competence of financial and accounting personnel; discuss and resolve disagreements between independent public accounting firm and Company management; and evaluate and monitor recommendations for improvement of internal control deficiencies and compliance weaknesses identified by the independent public accounting firm.

                  (e) Review the independent accountant's qualitative judgments concerning the propriety, not just the acceptability, of the Company's accounting principles and financial disclosures as well as how aggressive (or conservative) the approach involving the accounting principles and underlying estimates.

                  (f) Review with Company management and the independent public accounting firm major accounting policies and reporting disclosures affecting annual and quarterly financial statements.

         4.8 The Audit Committee will listen to management and the primary independent auditor if either think there might be a need to engage additional auditors. The Audit Committee will decide whether to engage an additional firm and, if so, which one.

5.       ETHICS AND BUSINESS CONDUCT

         5.1 Monitor compliance with the Company's policies regarding related party transactions and potential conflicts of interest.